UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tané T. Tyler, Secretary Reaves Utility Income Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 – April 30, 2007

Item 1.    Reports to Stockholders.

REAVES UTILITY INCOME FUND

Semi-Annual Report

April 30, 2007 (unaudited)

SHAREHOLDER LETTER

April 30, 2007 (unaudited)

Dear Shareholders:

On behalf of the Board of Trustees, I’m pleased to announce that for the six-month period ending on April 30, 2007, the Reaves Utility Income Fund has delivered a total return on investment of more 17% of net asset value per common share, with dividends reinvested. Factoring in the stock price performance plus dividends, the Fund produced a total return of more than 18% during the period.

This return is a significant increase as compared to the same period last year, reflecting the price appreciation across all major sectors in which the Fund invests, including natural gas utilities, telecom and electric utilities. This appreciation was spurred by an active merger and acquisition market, rising electricity demand and an improved business outlook for large telecom carriers, to name a few trends. These factors, discussed in detail in the Fund manager’s analysis that follows, contributed to an increase of more than 15% in the Fund’s stock price.

In terms of dividends, the Fund not only paid its six scheduled monthly dividends during the fiscal half-year, but in December, 2006, saw a nearly 5% increase in the amount of the dividend. As a result, the first two dividends were $0.105 per share while the remaining four were at the increased rate of $0.11 per share. In addition, the Fund paid a special dividend of $0.055 per share in December, for a total of $0.705 per share paid in dividends during the period.

The dividend increase in December was the third in as many years, following a 5% increase in December, 2005, and a 3.4% increase in December, 2004. Those shareholders invested in the Fund since the first dividend record date in April, 2004, have received dividend payments totaling approximately $4.08 per share. During the 2006 calendar year, 80.14% of those dividends have been qualified dividend income, which are taxed at a maximum 15% federal rate, as opposed to a rate as high as 35% for non-qualifying and other types of dividend income. This presents a significant tax advantage to our shareholders.

Total assets of the Fund have grown to approximately $918 million, up from about $833 million at the beginning of the six-month period and $400 million at the Fund’s inception in February 2004.

The portfolio managers provide detailed fund commentary and analysis on the pages that follow, along with full holdings and financial statements. Feel free to contact us with any questions about the fund by calling 1-800-644-5571 or visiting www.utilityincomefund.com.

Thank you for being a shareholder.

Sincerely,

/s/ Ned Burke
Ned Burke
President, Reaves Utility Income Fund

MANAGEMENT DISCUSSION & ANALYSIS

April 30, 2007 (unaudited)

We are pleased to discuss the results for the fiscal half year ended April 30, 2007, a period marked by price appreciation across all of our major sectors with the strongest price performance in natural gas utilities, followed by telecom, and electric utilities. Net asset value of the Fund increased 14.0% to $29.68, while the stock price increased 15.4% to $25.90. During the fiscal half year, the Fund paid six monthly dividends. The first two were at the rate of $0.105/share and the subsequent four were at $0.11/share, following a 4.8% dividend increase in December 2006. In addition the Fund paid a special dividend of $0.055 in December. The total compounded return on the Fund, including dividends reinvested, over the period was 18.7%.

Infrastructure requirements continue to dominate investing trends in utilities. Within the electric space this is sometimes reflected in regulatory approval for increased generating capacity.  For example, Great Plains Energy, our largest electric holding at period end (5.0%), was awarded an 11% return on equity plus a 1/4% incentive in a recently concluded rate case.  GXP is building a $1.2 billion 800 MW coal plant to serve the power needs of customers in Missouri and Kansas.  The Wisconsin Commission is allowing Integrys Energy, another of our large holdings (3.9% at period end), to use a forward test year to set rates. This eliminates a lag in earning a return on capital, improves cash flow and furthers the Commission’s goal to stimulate capital investment in the state.

An active mergers and acquisition market, in part spurred by private equity as seen most dramatically in the KKR-sponsored bid for TXU Corporation, has supported valuations.  Great Plains Energy announced on February 7, 2007 that it will acquire all of the outstanding shares of Aquila Inc. and its Missouri-based electric utility assets once Aquila completes the sale of its utility assets in Colorado, Kansas, Nebraska and Iowa to Black Hills Corporation.

Rising electricity demand also drove performance among the electrics.  For example, companies with unregulated generating capacity in the Pennsylvania, New Jersey, and Maryland Power Pool, like Exelon (3.5% at period end) and Public Service Enterprise Group (3.9% at period end), performed well. The results of recent electric power forward auction markets indicated that demand is likely to remain high and supply constrained in the area served by the Pool.

The gas stocks were among the best performing in the portfolio.  However as gas utilities are typically lower yielding than electrics or telecoms, their portfolio weighting remains relatively smaller.  As we have mentioned in previous letters, our gas investments provide exposure to gathering, storage, processing and transmission.  This diversification protects us somewhat against commodity price volatility and leverages us to higher production volumes.

With natural gas prices down from their highs and oil still relatively high, fractionation spreads widened, resulting in materially improved natural gas liquids pricing. Oneok Inc., a 3.5% holding at period end, in particular benefited from this environment.

In telecom, the business outlook for large integrated carriers improved. AT&T, (a 9.6% position at period end), appreciated as evidence emerged of improved economies of scale resulting from its recent merger activity. In addition indications of demand stabilization appeared in the wireline sector, driven by increased broadband utilization. We expect both trends to continue into the future. Revenue growth and improving profitability in wireless (AT&T has a multi-year exclusive agreement with Apple to sell the i-phone in the US), a pickup in activity at the enterprise, and the eventual adoption of IP-based TV should contribute to earnings and dividend growth for AT&T.

A significant portion of the telecom portfolio continues to be invested in the rural sector through Citizens Communication and Windstream Corporation, which together represented 7.6% of the portfolio at period end. Each of these companies produce stable and reliable cash flow, much of which is returned to the shareholder in the form of relatively high dividends, and help the Fund meet its dividend requirements. As of this writing Citizens is yielding 6.3% and Wind-stream is yielding 6.6%.

The potential for private equity investment supported telecom share prices. The Fund has benefited from recent private equity interest in BCE Inc., a 3.9% position at period end, and the largest telephone company in Canada. Two consortia of private equity firms and Canadian pension plans have signed non-disclosure agreements with BCE with the intent of bidding for the company. There is the possibility that a third group may join their ranks. We established the Fund’s position because of BCE’s above average dividend yield and our expectations for cash flow growth and future dividend increases. Finally, on May 20, 2007 Alltel, the fifth largest wireless carrier in the country, announced that it was being acquired by TPG Capital and the private-equity arm of Goldman Sachs.

The Fund is permitted to invest up to 20% of its assets outside the utility sector. Currently 7.5% of the total portfolio value is invested in consumer staples and 3.9% in energy. The consumer staples are characterized by high cash flow and above market dividend yield. The prospect of share price appreciation is also a consideration. Altria Group, with a 4.0% dividend yield, is a case in point. On March 30, 2007 Altria spun off its remaining stake in Kraft Foods, allowing it to focus its tobacco business. Subsequent to the spin off, the value of the combined Altria/Kraft position increased 11.2% as the market revalued three separate businesses: foods, domestic tobacco, and foreign tobacco.

In the energy sector, where we invest primarily for capital appreciation, portfolio dividend income benefited from Diamond Offshore Drilling’s special dividend. Other special dividends were received from Boston Properties Inc and General Maritime Corporation. Oil service, particularly underwater drilling, contributed to net asset value growth as demand for deepwater rigs remains strong. The Fund has a position in Transocean, the market leader. Consolidation in the less robust shallow-water segment of the undersea market benefited net asset value when Hercules Offshore Inc announced its acquisition of Todco, a Gulf of Mexico driller, also held in the Fund.

During the period, the cost of leverage, represented by dividends on the auction-market preferred stock remained fairly stable and averaged 5.03% in line with our expectations.

The top five holdings of the fund as of April 30, 2007 were AT&T 9.6%; Citizens’ Communications, 5.0%; Great Plains Energy, 5.0%; Duke Energy, 4.7%; and PPL Corporation, 4.1% of total portfolio value.

We believe the trends contributing to the Fund’s performance during the period will remain largely unchanged for the immediate future. A consensus is developing that the economy will slow and the yield curve will steepen as a result of a decline in short-term interest rates: an interest rate climate that is supportive of utility stock valuations. In addition we expect generating capacity to tighten over the next few years and power prices to firm as capacity additions trail demand growth. Private equity firms continue to seek investments in stable, cash-generating companies like utilities. Finally, growth in the population of retirees seeking a reliable and rising stream of dividend income should continue to contribute to demand for selected telecom and utility equities.

As always, we appreciate the support of our shareholders and remain focused on opportunities to grow the Fund’s net asset value and monthly dividend.

Respectfully submitted,

Ronald J. Sorenson

STATEMENT OF INVESTMENTS

April 30, 2007 (unaudited)

	SHARES	VALUE

COMMON STOCKS 124.49%
Consumer Staples 10.21%
Altria Group, Inc.	530,300	$36,548,276
Kraft Foods, Inc.	366,980	12,282,820
Reynolds American, Inc.	150,000	9,639,000
UST, Inc.	180,000	10,202,400
		68,672,496

Electric 55.63%
Ameren Corp.	680,000	35,747,600
American Electric Power Co., Inc.	60,000	3,013,200
Consolidated Edison, Inc.	242,000	12,404,920
Dominion Resources, Inc.	1,000	91,200
Duke Energy Corp.	2,105,000	43,194,600
Enel S.P.A - ADR	309,500	17,613,645
Exelon Corp.	425,000	32,049,250
Great Plains Energy, Inc.	1,393,669	45,489,356
Integrys Energy Group, Inc.	640,400	35,926,440
ITC Holdings Corp.	99,650	4,193,272
National Grid PLC - ADR	15,000	1,181,550
National Grid PLC	750,000	11,795,613
OGE Energy Corp.	25,000	961,000
Pinnacle West Capital Corp.	80,000	3,863,200
PNM Resources, Inc.	260,000	8,463,000
PPL Corp.	854,000	37,242,940
Progress Energy, Inc.	180,000	9,099,000
Public Service Enterprise Group, Inc.	411,800	35,600,110
TECO Energy, Inc.	909,400	16,323,730
TransAlta Corp.	180,000	4,258,800
TransAlta Corp. - Canadian Exchange	245,000	5,772,367
Xcel Energy, Inc.	420,000	10,117,800
		374,402,593

Energy 5.25%
ConocoPhillips	28,500	1,976,475
Diamond Offshore Drilling	30,000	2,568,000
Eni S.P.A - ADR	23,000	1,523,520
Halliburton Co.	436,600	13,870,782
Occidental Petroleum	45,000	2,281,500
Petrochina LTD - ADR	24,500	2,747,430
Technip - Spon ADR	18,000	1,340,100
Todco *	57,000	2,591,220
Total - Spon ADR	12,000	884,280
Transocean, Inc. *	64,000	5,516,800
		35,300,107

	SHARES	VALUE
COMMON STOCKS (continued)
Financials 0.28%
Lloyd TSB Group - ADR	40,000	$1,864,800

Gas 15.93%
AGL Resources, Inc.	41,000	1,785,140
Copano Energy LLC	24,000	937,440
Equitable Resources, Inc.	214,000	11,130,140
ONEOK, Inc.	654,300	31,674,663
Sempra Energy	289,700	18,390,156
South Jersey Industries, Inc.	40,300	1,582,581
Spectra Energy Corp.	1,052,500	27,470,250
Vectren Corp.	490,000	14,244,300
		107,214,670

Industrial 0.27%
General Electric Co.	50,000	1,843,000

Pharmaceuticals 1.12%
Merck & Co., Inc.	15,000	771,600
Pfizer, Inc.	255,000	6,747,300
		7,518,900

Telephone 34.73%
AT&T Corp.	2,255,965	87,350,965
BCE, Inc.	1,067,000	36,011,250
Citizens Communications Co.	2,920,400	45,470,628
Deutsche Telekom AG - ADR	300,000	5,508,000
Embarq Corp.	134,000	8,045,360
Sprint Nextel Corp.	157,500	3,154,725
Telecom Corp. of New Zealand - ADR	765,500	21,740,200
Telecom Italia S.P.A. - ADR	70,000	2,096,500
Windstream Corp.	1,667,900	24,384,698
		233,762,326

Transportation 0.18%
General Maritime Corp.	37,500	1,202,625

Water 0.89%
United Utilities PLC - ADR	200,000	6,002,000

TOTAL COMMON STOCKS (Cost $621,134,811)		837,783,517

	SHARES	VALUE
PREFERRED STOCKS 4.83%
Electric 2.84%
AES Trust III, 6.75%, 10/15/29	133,100	$6,651,007
BGE Capital Trust II, 6.20%, 10/15/43	183,500	4,515,935
Entergy Gulf States, Inc., Series A, 7.00% 09/15/13 (a)	3,140	318,219
Entergy Mississippi, Inc., 4.56%	3,520	281,380
Georgia Power Capital Trust V 7.125%, 03/31/42	141,400	3,557,624
PSEG Funding Trust II, 8.75%, 12/31/32	90,100	2,315,570
Public Service Co. of New Mexico Series 1965, 4.58%	11,667	989,873
Southern Cal Edison, 4.32%	24,300	517,590
		19,147,198
Financials 1.89%
GMAC, 7.375%, 12/16/44	50,000	1,196,000
Merrill Lynch & Co., 6.01%, 11/28/09 (a)	455,000	11,525,150
		12,721,150
Media 0.10%
Comcast Corp., 7.00%	25,000	648,750

TOTAL PREFERRED STOCKS (Cost $32,044,633)		32,517,098

LIMITED PARTNERSHIPS 1.16%
ONEOK Partners LP	110,000	7,804,500

TOTAL LIMITED PARTNERSHIPS (Cost $5,657,923)		7,804,500

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT	VALUE
CORPORATE BONDS 2.75%
Electric 1.14%
Calpine Generating Co. 11.50%, 4/1/2011 (b)	WR/D	$22,000,000	7,700,000

Gas 0.08%
Copano Energy LLC 8.125%, 3/1/2016 (b)	B2/B+	500,000	523,750

Telephone 1.53%
Level 3 Financing, Inc. 9.25%, 11/1/2014 (b)	B3/CCC+	3,000,000	3,131,250
US West Communications 7.50%, 6/15/2023	Ba1/BB+	7,000,000	7,175,000
			10,306,250

TOTAL CORPORATE BONDS (Cost $15,238,181)			18,530,000

STATEMENT OF INVESTMENTS

April 30, 2007 (unaudited)

	SHARES	VALUE
MUTUAL FUNDS 2.57%
Goldman Financial Square Money Market Fund	13,743,515	$13,743,515
Loomis Sayles Institutional High Income Fund	424,929	3,577,904

TOTAL MUTUAL FUNDS (Cost $16,743,516)		17,321,419

	PRINCIPAL
	AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.15%
United States Treasury Bill, maturity 7/5/07	$1,000,000	991,424

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Amortized Cost $991,333)		991,424

Total Investments (Cost $691,810,397) - 135.95%		914,947,958

Liabilities in Excess of Other Assets - (0.23)%		(1,567,387)

Liquidation Preference of Auction Market Preferred Shares - (35.72)% Series M7, F7, W28 (including dividends payable on preferred shares)		(240,386,535)
TOTAL NET ASSETS - 100.00%		$672,994,036

SCHEDULE OF OPTIONS WRITTEN

	EXPIRATION	EXERCISE	NUMBER OF
	DATE	PRICE	CONTRACTS	VALUE
COVERED CALL OPTIONS WRITTEN
Diamond Offshore Drilling, Inc. *
	May, 2007	$85.00	100	$(25,000)
Occidental Petroleum Corp. *
	May, 2007	45.00	250	(146,250)

TOTAL COVERED CALL OPTIONS WRITTEN (Premiums received $91,947)				$(171,250)

*                             Non Income Producing Security

(a)                      Floating or variable rate security - Rate disclosed as of April 30, 2007. Maturity date represents the next reset date.

(b)                     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amount to a value of $11,355,000 or 1.69% of net assets.

ADR         American Depositary Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the most recent as of April 30, 2007.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

April 30, 2007 (unaudited)

Assets:
Investments, at value (Cost - see below)	$914,947,958
Dividends receivable	1,675,756
Interest receivable	390,217
Receivable for investments sold	1,195,114
Other assets	15
Total Assets	918,209,060

Liabilities:
Due to custodian	2,453,670
Options written at value (premiums received $91,947)	171,250
Payable for investments purchased	1,564,163
Accrued investment advisory fee	383,424
Accrued administration fee	185,542
Accrued trustees fee	15,862
Accrued S&P Ratings fee	10,031
Accrued Fitch Ratings fee	9,180
Other payables	35,367
Total Liabilities	4,828,489

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, F7, & W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,386,535
Total Preferred Stock	240,386,535
Net Assets	$672,994,036

Cost of Investments	$691,810,397

Composition of Net Assets Attributable to Common Shares:
Paid in capital	$429,352,814
Accumulated net investment loss	(6,134,863)
Accumulated net realized gain on investments, options and foreign currency transactions	26,717,827
Net unrealized appreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	223,058,258
Net Assets	$672,994,036

Shares of common stock outstanding of no par value, unlimited shares authorized	22,677,001
Net asset value per share	$29.68

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2007 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $422,314)	$18,483,955
Interest on investment securities	270,172
Other income	8
Total Income	18,754,135

Expenses:
Investment advisory fee	2,467,007
Administration fee	1,136,968
Trustees fee	48,157
Broker/dealer fees	302,329
S&P Ratings fees	5,951
Fitch Ratings fees	2,480
Auction Agent fees	8,927
Tax fees	8,600
Miscellaneous fees	29,976
Total Expenses	4,010,395

Net Investment Income	14,743,740

Net realized gain/(loss) on:
Investment securities	23,465,044
Written options	77,436
Foreign currency transactions	(17,695)
Change in unrealized appreciation/depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	66,283,050
Net gain on investments, options, and foreign currency transactions	89,807,835

Distributions to Preferred Shareholders from Net Investment Income	(6,172,271)

Net Increase in Net Assets Attributable to Common Shares from Operations	$98,379,304

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the
	Months Ended	Year Ended
	April 30, 2007**	October 31, 2006
Common Shareholder Operations:
Net investment income	$14,743,740	$33,696,637
Net realized gain/(loss) from:
Investment securities	23,465,044	10,033,233
Written options	77,436	16,399
Foreign currency transactions	(17,695)	—
Change in net unrealized appreciation/depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	66,283,050	90,718,144
Distributions to Preferred Shareholders:
From net investment income	(6,172,271)	(10,914,272)
From net realized gains	—	(431,000)
Net increase in net assets attributable to common shares from operations	98,379,304	123,119,141

Distributions to Common Shareholders:
From net investment income	(14,740,051)	(34,128,887)
From net realized gains	(1,244,967)	—
Net decrease in net assets from distributions to common shareholders	(15,985,018)	(34,128,887)

Capital Share Transactions:
Costs from issuance of preferred shares	—	(8,631)
Net decrease in net assets from capital share transactions	—	(8,631)

Net increase in Net Assets
Attributable to Common Shares	82,394,286	88,981,623

Net Assets Attributable to Common Shares:
Beginning of period	590,599,750	501,618,127
End of period*	$672,994,036	$590,599,750

*	Includes undistributed net investment income/(loss) of:	$(6,134,863)	$ 33,719
**	Unaudited

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Six
	Months Ended
	4/30/07**
Per Common Share Operating Performance
Net asset value - beginning of period	$26.04
Income from investment operations:
Net investment income	0.38
Net realized and unrealized gain on investments	4.23
Distributions to preferred shareholders from:
From net investment income	(0.27)
Total from investment operations	4.34

Distributions to common shareholders:
From net investment income	(0.65)
From net realized gain	(0.05)
Total distributions to common shareholders	(0.70)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—
Preferred share offering costs and sales loadcharged to paid in capital	—
Total capital share transactions	—
Net asset value per common share - end of period	$29.68
Market price per common share - end of period	$25.90

Total Investment Return - Net Asset Value(1):	17.31%
Total Investment Return - Market Price(1):	18.74%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$672,994
Ratio of expenses to average net assets attributable to common shares(3)	1.31	%(2)
Ratio of net investment income to average net assetsattributable to common shares(3)	4.80	%(2)
Ratio of expenses to average managed assets(4)	0.94	%(2)
Portfolio turnover rate	20%

Preferred Shares
Liquidation value, end of period, including dividendson preferred shares (000)	$240,378
Total shares outstanding (000)	9.6
Asset coverage per share(5)	$95,144
Liquidation preference per share	$25,000
Average market value per share(6)	$25,000

**                      Unaudited

(1)                      Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)                      Annualized

	For the Year Ended 10/31/06	For the Year Ended 10/31/05	For the Period 2/24/04 (inception) to 10/31/04

Per Common Share Operating Performance
Net asset value - beginning of period	$22.12	$19.29	$19.10

Income from investment operations:
Net investment income	0.99	1.05	0.85
Net realized and unrealized gain on investments	4.94)	3.29	0.24
Distributions to preferred shareholders from:
From net investment income	(0.50)	(0.32)	(0.06)
Total from investment operations	5.43	4.02	1.03

Distributions to common shareholders:
From net investment income	(1.51)	(1.19)	(0.68)
From net realized gain	—	—	—
Total distributions to common shareholders	(1.51)	(1.19)	(0.68)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—	—	(0.04)
Preferred share offering costs and sales loadcharged to paid in capital	—	—	(0.12)
Total capital share transactions	—	—	(0.16)
Net asset value per common share - end of period	$26.04	$22.12	$19.29
Market price per common share - end of period	$22.45	$19.46	$18.00

Total Investment Return - Net Asset Value(1):	26.75%	21.63%	4.93%
Total Investment Return - Market Price(1):	24.21%	14.67%	(6.50)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$590,600	$501,618	$437,480
Ratio of expenses to average net assets attributable to common shares(3)	1.38%	1.41%	1.64	%(2)
Ratio of net investment income to average net assetsattributable to common shares(3)	6.42%	6.21%	6.96	%(2)
Ratio of expenses to average managed assets(4)	0.94%	0.95%	1.02	%(2)
Portfolio turnover rate	43%	55%	63%

Preferred Shares
Liquidation value, end of period, including dividendson preferred shares (000)	$240,185	$240,171	$240,000	(7)
Total shares outstanding (000)	9.6	9.6	9.6
Asset coverage per share(5)	$86,539	$77,270	$70,571
Liquidation preference per share	$25,000	$25,000	$25,000
Average market value per share(6)	$25,000	$25,000	$25,000

(3)                                  Ratios do not reflect dividend payments to preferred shareholders.

(4)                                  Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.

(5)                                  Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

(6)                                  Based on weekly prices.

(7)                                  Amount does not include dividends on preferred shares.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

April 30, 2007 (unaudited)

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003.   The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.  The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the American Stock Exchange and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options:  In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date

Written option activity as of April 30, 2007 was as follows:

COVERED CALL OPTIONS WRITTEN

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2006	—	—
Positions opened	790	$187,325
Options expired	—	—
Options closed	(440)	(95,378)

Outstanding, April 30, 2007	350	$91,947

Market Value, April 30, 2007		$(171,250)

PUT OPTIONS WRITTEN

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2006	—	—
Positions opened	100	$52,698
Options expired	—	—
Options closed	(100)	(52,698)

Outstanding, April 30, 2007	—	$—

Market Value, April 30, 2007		$—

Distributions to Shareholders:  Distributions from net investment income for the Fund are declared and paid monthly to common shareholders. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date.  Dividend income is recorded on the ex-dividend date.  Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.  Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.  This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Reclassifications:  Certain prior period amounts have been reclassified to conform to the current year presentation format.

Recent Accounting Pronouncements: In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

2.  income taxes

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of April 30, 2007
Gross appreciation (excess of value over tax cost)	$225,338,609
Gross depreciation (excess of tax cost over value)	(2,501,879)
Net unrealized appreciation	$222,836,730
Cost of investments for income tax purposes	$692,111,228

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

3.  caPital tRansactions

Common Shares:  There are an unlimited number of no par value common shares of beneficial interest authorized.

Preferred Shares:  On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has three series of Auction Market Preferred Shares:  M7, F7, and W28.  On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of April 30, 2007, the annualized dividend rates for Series M7, F7 and W28 were 5.20%, 5.20% and 5.09%, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PoRtFolio secURities

Purchases and sales of investment securities, other than short-term securities, for the year ended April 30, 2007 aggregated $172,314,604 and $188,582,836, respectively.

5. investment advisoRy and administRation agReements

W.H. Reaves & Co., Inc. (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. otheR

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

Note the Fund holds a corporate bond for Calpine Generating Co., maturing April 2011 with a coupon rate of 11.50%. Although Calpine is currently undergoing bankruptcy proceedings, this is a secured position and as such the Fair Value Committee determined there is no uncertainty surrounding the collectibility of interest due on the note at this time.

7. indemniFications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

dividend Reinvestment Plan

April 30, 2007 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street 11 East, New York, New York 10286, Transfer Agency Services, 1-800-433-8191.

FUnd PRoxy voting Policies & PRocedURes

April 30, 2007 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2006, are available without a charge, upon request, by contacting the Fund at 1-800- 644-5571 and on the U.S. Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

PoRtFolio holdings

April 30, 2007 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

notice

April 30, 2007 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

shaReholdeR meeting

April 30, 2007 (unaudited)

On April 12, 2007, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two trustees of the Funds. The results of the proposal are as follows:

Proposal 1: Re-election of Trustees

	W. Robert Alexander	Robert E. Lee
For	21,512,207	21,512,207
Abstain	394,175	394,175
Withheld	0	0

investment advisoRy agReement

April 30, 2007 (unaudited)

On December 12, 2006, the Board of Trustees of the Reaves Utility Income Fund (the “Fund”) met in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement (“the Advisory Agreement”).  In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered the nature, quality and scope of services to be provided by W.H. Reaves & Co., Inc.  (“W.H. Reaves”).

Prior to beginning their review of the Advisory Agreement, Fund Counsel, who also serves as independent counsel to the independent Trustees, discussed with the Trustees their fiduciary responsibilities with respect to the renewal of the Advisory Agreement and enhanced disclosure requirements surrounding contract renewals.

Mr. Cimino, Portfolio Manager to the Fund, first reviewed with the Trustees W.H. Reaves’ current staffing and organizational structure, noting changes in personnel. Mr. Cimino next discussed the services provided by W.H. Reaves noting that there had been no changes in the services since the Advisory Agreement was last approved by the Trustees. Mr. Cimino noted that W.H. Reaves determines asset class allocation, stock selection, and realization of gains and losses to meet the objectives of the Fund. W.H. Reaves’ allocates brokerage commissions of the Fund with the primary goal of seeking best execution among a number of brokers some of whom provide execution only services and others whom provide research and execution. Reaves receives some proprietary “sell side” research from brokers to stay abreast of the range of opinions that influence market valuation of the securities in its research arena. All investment decisions are based upon its proprietary independent research effort.

Mr. Cimino then reviewed the profitability analysis prepared by W.H. Reaves and the compensation survey provided by Lipper for the twelve-month period ending October 31, 2006. Mr. Cimino noted that, in terms of performance, the Trust’s total return was better than the median of its peers. The Fund placed in the top quintile in both its peer group and the entire expense group and expense universe of closed end funds. The expense group consists of the Fund, five other closed-end sector equity funds, and five closed-end income and preferred stock funds, as classified by Lipper (the “expense group”). The expense universe consists of the Fund, the expense group, all other closed-end sector equity funds, and closed-end income and preferred stock funds, excluding outliers (the “expense universe”). For the year-to-date, one year, and two year annualized the Fund had returns of 24.19%, 25.16%, and 23.09%, respectively, while the median of the expense group was 22.75%, 23.09%, and 20.70%, respectively, and the median for the expense universe was 13.42%, 15.16%, and 16.18%, respectively. Average net assets of the 11 funds in the group, including all classes of shares, range from $64.2 million to $1.952 billion. Two of the funds are larger than the Fund, and eight are smaller, based on the most recently reported fiscal period of the funds. The classification/objective consists of the Fund and a representative class/fund from each portfolio in the closed-end sector equity classification, excluding outliers.

Mr. Cimino then stated that W.H. Reaves advisory fee is 0.575% of the average daily total assets of the Fund. As part of the initial Advisory Agreement with Merrill Lynch to underwrite the Fund, Merrill Lynch receives 0.15% of the average daily total net assets of the Fund from W.H. Reaves annually, thus resulting in a net advisory fee of 0.425%. Mr. Cimino then discussed the actual management fees paid under the Advisory Agreement. The total mount of the gross and net fees received were $4,436,750 and $3,279,337, respectively. Mr. Cimino noted that given its size and scope, W.H. Reaves’ management fee was below the median of its peers, as identified by Lipper. The fund had a management of 0.840% with asset levels at $575 million, compared to a median fee of its peers was 0.95%. The Trustees then reviewed W.H. Reaves’s income statement for the year ended October 31, 2006, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to W.H. Reaves’ advisory businesses.

Finally, Mr. Cimino noted that there had been no material regulatory problems and no examinations by the Securities and Exchange Commission since the last contract renewal. W.H. Reaves’ annual audit, performed by B.D.O. Seidman was conducted subsequent to W.H. Reaves’ fiscal year ended November 20, 2005, which was completed by January 30, 2006. There were no deficiency letters issued.

The non-interested Trustees, with the assistance of legal counsel met in executive session to further review and discuss the information that had been presented relating to W.H. Reaves, the Advisory Agreement, and W.H. Reaves’ profitability.

The Board of Trustees of the Fund present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.575% of the Fund’s total assets are fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

tRUstees & oFFiceRs

April 30, 2007 (unaudited)

Except for their service on the Company’s Board of Directors, the independent directors named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment advisers or underwriters. Each independent trustee serves on the Fund’s Audit Committee.

Interested Trustees and Officers

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

W. Robert Alexander Age - 78 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee and Chairman/Since Inception	Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Chairman of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.	1

Edmund J. Burke Age - 46 1290 Broadway, Ste. 1100 Denver, CO 80203	President/Since Inception

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.

N/A

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

Jeremy O. May Age - 37 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and First Funds.

N/A

Everett L. Morris Age - 78 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris was a Vice President and Director of Reaves from 1993 to 2003. Mr. Morris is currently a Director/Trustee of the Phoenix Funds, a Director of the Duff & Phelps Utilities Tax- Free Income Fund, and a Director of the Duff & Phelps Utility & Corporate Bond Trust.	1

Tané T. Tyler (1) Age - 41 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary/Since December 14, 2005

Ms. Tyler is General Counsel of ALPS. Ms. Tyler joined ALPS as General Counsel in September 2004. Formerly, Ms. Tyler was Vice President and Associate Counsel, Oppenheimer Funds, Inc., and Vice President and Assistant General Counsel, INVESCO Funds Group, Inc. Ms. Tyler is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Tyler is currently the Secretary of the Financial Investors Variable Insurance Trust, First Funds and Westcore Funds.

N/A

(1) On June 5, 2007, Ms. Tyler resigned as Secretary of the Fund and Greg Dulski, 32, was appointed as her replacement. Mr. Dulski is currently the Secretary for Westcore Funds, Utopia Funds, and Financial Investors Trust. Mr. Dulski joined ALPS Fund Services in 2007 as Associate Counsel. He served as Associate Counsel at Janus Capital Group from 2005 to 2007 and as an Associate at Reed Smith LLP from 2001 to 2005.

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

Michael Akins Age - 30 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/ Since June 13, 2006

Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as AVP and Compliance Officer for UMB Financial Corporation. Before joining UMB Mr. Akins was an Account Manager at State Street Corporation. Because of his position with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the Chief Compliance Officer of Financial Investors Trust, Clough Global Equity Fund, Clough Global Opportunities Fund, Wisdom Tree Trust, SPDR Trust, Midcap SPDR Trust, and DIAMONDS Trust.

N/A

Kim Storms Age - 34 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since June 14, 2005

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Independent Trustees

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

Mary K. Anstine Age - 65 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since inception

Ms. Anstine was the President/Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; Financial Investors Trust and Financial Investors Variable Trust; Denver Chapter of the Alzheimer’s Association and a member of the Advisory Boards for the Girl Scouts Mile Hi Council. Ms. Anstine was a Director of: the Northern Trust Bank of Colorado from February 1998 until February 2002; HealthONE; a member of the American Bankers Association Trust Executive Committee; and Director of the Center for Dispute Resolution.

1

Michael F. Holland Age - 62 375 Park Avenue New York, NY 10152	Trustee/Since inception	Mr. Holland is Chairman of Holland & Company. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also Chairman of the Board and Trustee of State Street Master Funds and a Trustee of the China Fund, Inc.	1

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

Robert E. Lee Age - 71 10510 Lakeview Drive Hayden Lake, Idaho 83835	Trustee/Since Inception	Mr. Lee was a commercial bank executive of First Interstate Bank of Denver from 1980 through 1989. He is currently a Director of the following: Storage Technology Corporation; ING Financial Services – North America; Meredith Corporation; and the Source Capital Corporation. Mr. Lee is also a Trustee of Financial Investors Trust and Financial Investors Variable Insurance Trust.	1

Larry W. Papasan Age - 65 2670 Union Avenue Extended Suite 700 Memphis, TN 38112	Trustee/Since Inception	Mr. Papasan is the former Chairman of Smith & Nephew, Inc. (orthopedic division). Mr. Papasan is a former Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988-1991) and was President of Memphis Light Gas and Water Division of the city of Memphis (1984- 1991). Mr. Papasan is a member of the Board of the Plough Foundation, a non-profit trust, a Trustee of First Funds, a mutual fund complex, and a Trustee of Smith Seckman Reid, Inc., an engineering services company.	1

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Reaves Utility income FUnd
1290 Broadway, Suite 1100
Denver, CO 80203
1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.             Code of Ethics.

Not applicable to semi-annual report.

Item 3.             Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.             Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.             Audit Committee of Listed Registrants.

Not applicable.

Item 6.             Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End  Management Investment Companies.

Not applicable to semi-annual report.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.       Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.      Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)          There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.       Exhibits.

(a)(1)       Not applicable to semi-annual report.

(a)(2)       The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)       Not applicable.

(b)                    The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	July 9, 2007

By:	/s/Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	July 9, 2007